UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2016 (October 31, 2016)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 31, 2016, Unilife Corporation (“Unilife”) filed its Appendix 4C (“Quarterly Report”) for the three months ended September 30, 2016 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.1. In addition on October 31, 2016, Unilife filed an Amended Appendix 4C for each of the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015 a copy of each of which is attached hereto as Exhibit 99.2, 99.3, 99.4, 99.5 and 99.6, respectively. The Quarterly Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, those described in the “Risk Factors” set forth in the Company’s prospectus supplement, dated as of and filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2016, those described from time to time in other reports which the Company files with SEC, and other risks and uncertainties including, without limitation, that the Company’s actual cash outflows for the quarter ending December 31, 2016 are different from those estimated in Appendix 4C lodged with the Australian Securities Exchange on October 31, 2016 and attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Appendix 4C for the three months ended September 30, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.2	Amended Appendix 4C for the three months ended June 30, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.3	Amended Appendix 4C for the three months ended March 31, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.4	Amended Appendix 4C for the three months ended December 31, 2015 lodged with the Australian Securities Exchange on October 31, 2016.

99.5	Amended Appendix 4C for the three months ended September 30, 2015 lodged with the Australian Securities Exchange on October 31, 2016.

99.6	Amended Appendix 4C for the three months ended June 30, 2015 lodged with the Australian Securities Exchange on October 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: October 31, 2016	By:	/s/ John Ryan
John Ryan
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Appendix 4C for the three months ended September 30, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.2	Amended Appendix 4C for the three months ended June 30, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.3	Amended Appendix 4C for the three months ended March 31, 2016 lodged with the Australian Securities Exchange on October 31, 2016.

99.4	Amended Appendix 4C for the three months ended December 31, 2015 lodged with the Australian Securities Exchange on October 31, 2016.

99.5	Amended Appendix 4C for the three months ended September 30, 2015 lodged with the Australian Securities Exchange on October 31, 2016.

99.6	Amended Appendix 4C for the three months ended June 30, 2015 lodged with the Australian Securities Exchange on October 31, 2016.